June 2011

China Biologic Products, Inc.

A profitable, rapidly growing plasma-based biopharmaceutical products company in China



Safe Harbor Statement

Cautionary Statement Regarding Forward-looking statements

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

The forward-looking statements contained in this presentation are made only of this date, and China Biologic Products, Inc. is under no obligation to revise or update these forward-looking statements.

Company Overview

A leading independent plasma company in China

- Operations in 3 provinces with a combined population of over 160 million people
- Top ranked player in the $1B market for plasma-based products in China
- Dynamic market with a CAGR of 64.5% from 2005-2010
- Strong track record of financial performance
- Upgraded auditors to KPMG
- Established in 2002

China Biologic Products, Inc.

- **Shandong Taibang Biological Products Co., Ltd.** (83% controlling ownership)
- **Guizhou Taidang Biological Products Co., Ltd.** (54% controlling interest)
- **Xi'an Huitian Blood Products Co., Ltd** (35% equity interest)







* The National Institute for the Control of Pharmaceutical and Biological Products.

Fully-Integrated Plasma-based Biopharmaceutical Company



Plasma Collection

17 plasma collection centers in operation out of an estimated 140 in China; 2 centers currently under construction.

Manufacturing (Fractionation)

Indirect ownership in 3 out of 32 approved sites in China



Distribution

Broad-based plasma derived products are sold to hospitals and inoculation clinics in China



Investment Highlights

Blood products are critical and cannot be substituted in the treatment of medical emergencies and some potentially life-threatening diseases

- **Demand exceeds supply.**
- **Tight government regulations create favorable conditions for leading industry players.**
- **No new entrants result in limited competition.**
- **Favorable demographics with a large aging population in China.**
- **Underserved market with high prevalence of disease but low treatment rates.**



Total Sales US$ in millions
CAGR = 64.5%
2005 - 2010
160
140
120
100
80
60
40
20
0
11.6
22.2
32.4
46.8
119.0
139.7
34.5
2005
2006
2007
2008
2009
2010
1Q2011



Net Income* US$ in millions
CAGR = 97.4%
2005 - 2010
40
35
30
25
20
15
10
5
0
1.3
3.8
8.2
12.0
31.5
39.0
8.0
2005
2006
2007
2008
2009
2010
1Q2011

China Biologic Products, Inc.

* Non-GAAP adjusted net income.

New Mandates Strengthen Market Structure & Drive Consolidation

Government Reform of Plasma-based Industry

- Reform of plasma collection stations in 2006
- GMP Certification required for plasma collection stations and biopharmaceutical manufacturers
- Restriction of imported products due to past outbreaks
- Limited allowance of new collection stations / No new plasma-based manufacturers approved
- July 2008: mandatory 90-day quarantine for all blood plasma

Produces → **Improved Quality of Collection Stations and Final Plasma Products; Consolidating Market**

- About 140 collection stations remaining; CBPO has 17
- 32 manufacturers remaining; half not competitive
  - ➢Lack of plasma supply, obsolete facilities, smaller product portfolios
- Fragmented market undergoes consolidation

Creates → **Favorable Market Conditions**

- Plasma supply tightens up
- Pushes price of plasma-based products higher

In 2007, Chinese health authorities disciplined 25 blood collection personnel and closed two blood plasma collection stations for violating collection regulations. Source: Xinhua News (2008-03-28) *China closes almost 5,000 illegal blood banks.*

Plasma Collection

Rapid Decline in Total Collected Plasma in China Due to Government Instituted Reforms


2005
5,000 metric tons
Collected plasma in China by others 97.0%
Collected plasma by Shandong Taibang 3.0%
2010
4,000 est. metric tons
Collected Plasma by Shandong & Guizhou Taibang 15.3%
Collected plasma in China by others 84.7%

Plasma stations Shandong Taibang sourcing from: 3

Plasma stations

Shandong & GuizhouTaibang owned: 14
(610 metric tons in 2010)

Sources: Management's estimates and National Institute for the Control of Pharmaceutical and Biological Products.

What is Plasma?


Blood
White Cells
Blood Platelets
Red Cells
Plasma (55%)
White blood cells and platelets (<1%)
Red blood cells (45%)
Plasma
90% Water
7% Proteins
3% Salt
Immunoglobulin
Coagulation Factors
Albumin
Others

Plasma Collection


Donor
Centrifugation process to separate plasma
Rest of Blood
Plasma Freeze (-30°C)

Growing Market Opportunity

- **Rapid expansion in China's pharmaceutical market**
  - Pharmaceutical market expected to grow at 20%+ pace annually through 2013 *(IMS Health, Oct 2009).*
  - Drivers include higher health standards, aging population, government spending, rising disposable incomes and accelerating urbanization.
  - $124 billion healthcare reform – universal coverage to create significant volume demand.
- **Plasma-based biopharmaceutical industry in China**
  - Tightened supply of raw materials and improved quality control processes.
  - Research and development – under developed compared to the developed countries.



China's Pharmaceutical Market
$ in Billions
CAGR: 25.1%
24.5
E 68 - 78
2009
2013

Source: Haitong Research



Market Size of Plasma-Based Products in China (2004-2008)
$ in Billions
CAGR: 17.1%
427.1
485.7
548.6
678.6
950.0
1.1 B
2004
2005
2006
2007
2008
2009
Market size

Source: Haitong



Market by products in China
9%
21%
70%
Albumin
Intravenous Gammaglobulin
Coagulation Factor

Stringent Quality Control



Shandong Taibang is one of first plasma-based manufacturers in China to receive GMP certification (1999); renewed in 2008

- High barrier to entry: as of 1999, GMP certification is no longer granted to new blood products manufacturers.
- Stricter inspection standards imposed in January 2008, increasing number of articles to 259 from 225.
- **Both Guizhou Taibang and Huitian are also GMP certified.**

Honors and Awards received by Shandong & GuizhouTaibang

- Advanced High-tech Enterprise Certification by Ministry of Science and Technology of PRC (2006).
- Accepted into Double Hundred Project by Shandong Economic and Trade Committee (2007).
- Advanced Technology Certification for Foreign Funded Enterprises from Department of Foreign Trade and Economic Cooperation of Shandong Province (2008).
- High-Tech Enterprise Certifications to Qualify for Preferential Income Tax Rate of 15% vs. regular rate of 25% (3 years starting January 1, 2008).
- National Centers of Excellence for New Drug and Technology Development designation by Department of Science and Technology of Shandong Province (2010).
- "Model Company for Building Pharmaceutical Product Quality Integrity" by the China Quality Association for Pharmaceuticals ("CQAP")(April , 2011)

Product Sales Mix

Increasing product diversification and growth in higher margin products

Human Albumin



Human Immunoglobulin for Intravenous Injection



PRODUCTS	% of 2010 Sales[1]	% of 1Q2011 Sales[1]
Human Albumin	48.0%	57.2%
Human Immunoglobulin for Intravenous Injection	34.3%	30.2%
Human Rabies Immunoglobulin	5.3%	2.2%
Human Tetanus Immunoglobulin	2.9%	3.4%
Human Immunoglobulin	0.7%	0.0%
Human Hepatitis B Immunoglobulin	7.6%	6.4%
Others	1.2%	0.6%

1. Includes Shandong and Guizhou Taibang and excludes Huitian.

Human Hepatitis B Immunoglobulin



Human Rabies Immunoglobulin



Domestic Market Share

CBPO market share based on output volume: 15%


Estimated IVIG
Market Share in China (Jan '11)
5%
2%
8%
Rest of the Market
Guizhou Taibang
Huitian
Shandong Taibang

Source: National Institute for the Control of Pharmaceutical and Biological Products.

Consolidated China Biologic

	Shandong Taibang	Guizhou Taibang	Xi'an Huitian[1]	Total
Plasma collection centers	8	6	3	17
Estimated annual plasma collection volume (MT)[3]	300	300	80	680
Plasma manufacturing facilities	1	1	1	3
Plasma manufacturing capacity (MT)	700	400	200	1,300

1. China Biologic acquired 35% equity interest in Huitian.
2. As of March 31, 2011.

New Product Pipeline


Products
Preclinical
Phase I
Phase II
Phase III
Registration, Filing and Commercialization
Human Prothrombin Complex Concentrate
2011
Human Coagulation Factor VIII
2011
Human Hepatitis B Immunoglobulin (pH 4) for Intravenous Injection
Human Fibrinogen
Varicella Hyper-immune Globulins
Human Immunoglobulin for Intravenous Injection - 10%

New Product Pipeline

Products	Development Status
Human Prothrombin Complex Concentrate	Approved to commence clinical trial (stage 9) *Commercial production expected in 1H 2011*
Human Coagulation Factor VIII	Approved to commence clinical trial (stage 9) *Commercial production expected in IH 2011*
Human Hepatitis B Immunoglobulin (pH 4) for Intravenous Injection	Approved to commence clinical trial (stage 8) *Commercial production expected in 2014*
Human Fibrinogen	Commenced laboratory studies on the manufacturing procedure (stage 7) - *Commercial production in 2013*
Varicella Hyper-immune Globulins	Develop scope and technique for testing the new medicine (stage 3)
Human Immunoglobulin for Intravenous Injection - 10%	Develop Laboratory-scale manufacturing process (stage 3)

On-going R&D Objectives

- Expand portfolio of plasma-based biopharmaceutical products
- Maximize manufacturing efficiency and safety
- Promote product safety through implementation of new technologies
- Refine production technology on existing products

R&D Objectives

On-going R&D Objectives

- ✓ Expand portfolio of plasma-based biopharmaceutical products
- ✓ Maximize manufacturing efficiency and safety
- ✓ Promote product safety by implementing new technologies
- ✓ Refine production technology for existing products

Management Profiles

Mr. Chao Ming Zhao, CEO of China Biologic Products

- More than 10 years of experience in finance, accounting, and internal control.
- Certified Accountant in PRC and an international registered internal auditor.
- MBA in Finance from Chinese University of Hong Kong.

Mr. Stanley Lau, President of China Biologic Products

- Over 30 years of experience in the pharmaceutical arena.
- Prior executive positions at Baxter Health International, Merck & Co. and Pfizer.
- Bachelor of Pharmacy degree from the University of London.

Mr. Y. Tristan Kuo, CFO of China Biologic Products

- 28 years of accounting, financing, and information systems experience in manufacturing, commodity trading, and banking industries in the capacity of CFO, CIO, VP Finance & Controller, of which 25 years were in the U.S.
- Master of Arts in Accounting from The Ohio State University; Bachelor of Arts in Economics from Soochow University (Taipei).

Dr. Vincent Yi-Wu Xie, Director of Research and Development, China Biologic Products

- Veteran in the biopharmaceutical industry with several published papers and articles in plasma-based research.
- Ph.D. in Physiology from New York Medical College; Bachelor of Science in Biochemistry from Zhongshan University (China).

China Biologic Products, Inc.

A profitable, rapidly growing plasma-based biopharmaceutical products company in China

Financial Highlights



Strong Sales Growth



Total Sales US$ in Millions
160
140
120
100
80
60
40
20
0
5-Year CAGR = 64.5%
YoY Growth = 27.3%
11.6
22.2
32.4
46.8
119.0
139.7
27.1
34.5
2005
2006
2007
2008
2009
2010
1Q 2010
1Q 2011

China Biologic Products, Inc.

Attractive Gross Margin



Gross Profit US$ in Millions
Gross Margin
46.3%
56.8%
69.3%
70.0%
72.6%
73.5%
74.9%
73.0%
5-Year CAGR = 82.3%
YoY Growth = 23.9%
100
80
60
40
20
0
5.1
12.6
22.5
32.7
86.4
102.7
20.3
25.2
2005
2006
2007
2008
2009
2010
1Q 2010
1Q 2011

China Biologic Products, Inc.

Rising Net Income



Net Income[a] US$ in Millions
40
30
20
10
0
5-Year CAGR = 97.4%
YoY Growth = 5.2%
1.3
3.8
8.2
13.3
31.5
39.0
7.6
8.0
2005
2006
2007
2008
2009
2010
1Q 2010
1Q 2011

	2005	2006	2007	2008	2009	2010	1Q 2010	1Q 2011
EPS[a] - Diluted	$0.07	$0.18	$0.37	$0.62	$1.43	$1.61	$0.29	$0.31

a. Based on the adjusted Non-GAAP net income as described in detail on slide 21. For the most recent periods, please also see the GAAP and Non-GAAP reconciliation table on slide 28.

Summary Income Statement

($ in millions)	1Q ended March 31		Year ended December 31			
	2011	2010	2010	2009	2008	2007
Total Sales	$34.5	$27.1	$139.7	$119.0	$46.8	$32.4
Gross Profit	$25.2	$20.3	$102.7	$86.4	$32.7	$22.5
Gross Margin	*73.0%*	*74.9%*	*73.5%*	*72.6%*	*70.0%*	*69.3%*
Operating Income	$14.5	$13.2	$69.5	$61.4	$20.3	$12.8
Operating Margin	*42.2%*	*48.8%*	*49.8%*	*51.6%*	*43.5%*	*39.5%*
Adjusted Net Income	$8.0[a]	$7.6[b]	$39.0[c]	$31.5[d]	$13.3[e]	$8.2
Adjusted EPS – diluted	$0.31	$0.29	$1.61	$1.43	$0.62	$0.37

a. Based on the adjusted net income excluding non-cash compensation expenses of $1.2 million, income of $0.5 million related to change in the fair value of derivative liabilities, $1.5 million related to interest of convertible notes, and $0.5 million change in fair value of warrants.

b. Based on the adjusted net income excluding non-cash compensation expenses of $0.6 million, interest on Notes of $0.2 million, change in fair value of embedded conversion of Notes of $2.1 million, and change in value of warrants of $1.8 million.

c. Based on the adjusted net income excluding non-cash compensation expenses of $2.3 million, income of $3.2 million related to change in the fair value of derivative liabilities, and $1.8 million related to interest of convertible notes.

d. Based on the adjusted net income excluding non-cash compensation expenses of $0.1 million and $28.9 million related to change in the fair value of derivative liabilities, and $0.3 million related to interest of convertible notes.

e. Based on the adjusted net income excluding $1.3 million in non-cash compensation expenses.

Selected Balance Sheet

($ in millions)	March 31, 2011	Dec 31, 2010
Cash and cash equivalents	56.3	64.9
Inventory	57.6	52.3
Total Current Assets	133.9	132.8
Total Assets	222.4	220.9
Total Current Liabilities	74.0	71.4
Total other liabilities	4.4	4.4
Total Shareholders' Equity	143.9	84.1
Total Liabilities and Shareholders' Equity	222.4	220.9

Peer Valuation Comparison

Company	Ticker	Stock Price (June 1, 2011)	FY10 Sales (mil)	12 mo P/S[b]	FY10 EPS	12 mo P/E[b]
Hualan Biological Engineering	002007.sz	CNY33.64	CNY 1,262	16.7x	CNY 1.06	38.9x
Beijing Tiantan Biological Products	600161.ss	CNY 17.80	CNY 1,193	7.7x	CNY 0.35	53.7x
Shanghai RAAS Blood Products	002252.sz	CNY 25.33	CNY 483	14.1x	CNY 0.68	37.0x
Average				**12.8x**		**43.2x**
CSL Ltd.	CSL-AU	AUD 34.10	AUD 4,456	4.3x	AUD 1.86	20.0x
Grifols SA	GRF-MC	EUR 14.27	EUR 991	3.0x	EUR 0.54	26.4x
Baxter International	BAX	USD 58.70	USD 12,846	2.5x	USD 2.39	16.8x
Talecris Biotherapeutics Holding	TLCR	USD 28.80	USD 1,602	2.2x	USD 1.29	20.9x
Average				**3.0x**		**21.0x**
China Biologic Products	**CBPO**	**USD 11.38**	**USD 139.7[a]**	**2.4x**	**USD 1.61[a]**	**10.3x**

Hualan and Shanghai RAAS listed on the Shenzhen Stock Exchange. Beijing Tiantan listed on the Shanghai Stock Exchange.
CSL listed on the Australia Exchange. Grifols listed on the Spanish Stock Exchange. Baxter listed on the NYSE. Talecris listed on NASDAQ.
Source: Thomson One

a. China Biologic total sales for year 2010. EPS are adjusted non-GAAP net income per ADS.
b. P/S and P/E as computed by Thomson One for the 12 months ended Mar 31, 2011. Only CSL Ltd has not yet reported for Mar 31, 2011 quarter.

China Biologic Products, Inc.

Future Growth Strategies

- Increase plasma collection through organic growth and acquisitions
- Increase yields on existing products through investments and facilities, R&D and process modifications and upgrades
- Broaden product portfolio through R&D investments and collaborations
- Future acquisitions



Contacts

China Biologic Products Inc.

Y. Tristan Kuo, CFO
No.14 East Hushan Road
Taian City, Shandong 271000
PRC
Beijing +86 53 8620 2306
IR@chinabiologic.com

Christensen

Kimberly Minarovich, Managing Director
New York +1 212 618 1978
kminarovich@christensenir.com

Legal Counsel

Pillsbury Winthrop Shaw Pittman LLP

Independent Auditor

KPMG

Appendix: SFDA Approval Process

Overview of SFDA Approval Process for New Plasma Products

	Stage	Est. Time (Months)
1	Planning stage	1
2	Feasibility study and assumption clarification	2
3	Develop scope and technique for testing the new medicine	6
4	Preparation of a virus inactivation report and submission to the NICPBP for preliminary review	4-6
5	R&D test product information submitted to the SFDA for preliminary assessment	4-6
6	Formal application to the NICPBP for test of virus inactivation and for CDE certification of clinical trial	6-7
7	SFDA review of clinical trial program for approval	1
8	Clinical trial: phases 1 to 4	3 yrs for new drugs 2 yrs for generics
9	Application to the SFDA for official production permit and product certification	8-9
10	Commercial production	

Appendix: Reconciliation of Adjusted Financial Measures

CHINA BIOLOGIC PRODUCTS, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
FOR THE THREE MONTHS ENDED MARCH 31, 2011 AND 2010 AND YEAR ENDED DECEMBER 31, 2010 AND 2009

	Three months ended March 31, 2011 (Unaudited)		Three months ended March 31, 2010 (Unaudited)		Year ended December 31, 2010		Year ended December 31, 2009	
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net income	Diluted EPS	Net income	Diluted EPS
Net Income and Diluted EPS								
Adjusted net income attributable to China Biologic - Non GAAP	$ 7,965,131	$ 0.31	$ 7,574,186	$ 0.29	$ 38,967,447	$ 1.61	$ 31,487,745	$ 1.43
Non-cash employee compensation (1)	1,174,882	0.05	571,893	0.02	2,341,783	0.10	62,281	-
Loss (income) in fair value of derivative liabilities (2)	(508,037)	(0.04)	-	-	3,233,288	0.13	28,915,328	1.32
Interest of Convertible Notes (3)	1,503,139	0.06	-	-	1,849,493	0.08	302,010	0.01
Adjusted net income attributable to China Biologic for diluted net income per share	$ 5,795,147	$ 0.25	$ 7,002,293	$ 0.26	$ 31,542,883	$ 1.30	$ 2,208,126	$ 0.10
Interest on the Notes	-	-	172,121	0.01	-	-	-	-
Change in fair value of embedded conversion option in the Notes	-	-	(2,057,342)	(0.08)	-	-	-	-
Change in fair value of warrants	(513,828)	-	(1,776,235)	(0.07)	-	-	-	-
Net Income attributable to controlling interest (China Biologic)	$ 6,308,975	$ 0.25	$ 10,663,749	$ 0.40	$ 31,542,883	$ 1.30	$ 2,208,126	$ 0.10
Weighted average number of shares	25,680,648		26,471,425		24,176,432		21,949,638	

(1) Non-cash compensation expenses related to options granted to employees and directors under the Company's 2008 Equity Incentive Plan.

(2) Adoption of a new accounting rule effective January 1, 2009 requires changes in the fair value of derivative liabilities to be recognized in earnings each quarter.

(3) Net Income attributable to controlling interest for calculating diluted earnings per share includes interest add-back on Convertible Notes.

June 2011

China Biologic Products, Inc.

A profitable, rapidly growing plasma-based biopharmaceutical products company in China


Thank you!